UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: January 7, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                 (I.R.S.Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------

Item 5.  Other Events.

     On January 7, 2003, Transaction Systems Architects, Inc. issued a press release announcing that it has received an extension to January 13, 2003 to file restated financial information for fiscal 2002, 2001 and 2000 with the SEC and Nasdaq, and that it will continue to be listed on the NASDAQ National Market during the extension period. A copy of the press release is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

    99.1   Press Release dated January 7, 2003.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: January 7, 2003               By:         /s/ Dwight G. Hanson
                                        ----------------------------------------
                                                    Dwight G. Hanson
                                         Chief Financial Officer, Treasurer and
                                                  Senior Vice President

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release dated January 7, 2003